UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BIOATLA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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April 30, 2021

To Our Stockholders:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders, or the Annual Meeting, of BioAtla, Inc. on Tuesday, June 15, 2021 at 10:00 a.m. Pacific Time. Due to the emerging public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders, business partners, employees and board of directors, the Annual Meeting will be a completely virtual meeting, conducted only via live webcast on the internet at www.proxydocs.com/BCAB. There will be no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, submit questions during the meeting and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted to the Investor Relations section of our website at www.bioatla.com/investors.

The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, the proxy statement, our annual report and the proxy card, each of which is enclosed.

Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. You will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about May 6, 2021, unless you have previously requested to receive our proxy materials in paper form. Only stockholders of record at the close of business on April 23, 2021 may vote at the Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the internet or telephone, as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.

Your vote is important. Whether or not you expect to attend and participate in the Annual Meeting, please submit your proxy electronically via the Internet or by telephone by following the instructions in the Notice or if you asked to receive the proxy materials in paper form, please complete, sign and date the proxy card and return it in the postage paid envelope provided.

Sincerely,

/s/ Jay M. Short, Ph.D.
Jay M. Short, Ph.D.

Co-founder, Chief Executive Officer and Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 15, 2021: THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020 ARE AVAILABLE FREE OF CHARGE AT www.proxydocs.com/BCAB.

BIOATLA, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 30, 2021

Time and Date:	June 15, 2021 at 10:00 a.m. Pacific Time.

Place:	The Annual Meeting will be held on Tuesday, June 15, 2021at 10:00 a.m. Pacific Time via live webcast on the internet at www.proxydocs.com/BCAB.

Items of Business:	1.	Elect the two Class I directors listed in the accompanying proxy statement, each to serve a three-year term expiring at the 2024 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

	2.	Ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of BioAtla, Inc. for the fiscal year ending December 31, 2021.

	3.	Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only holders of record of common stock at the close of business on April 23, 2021 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Proxy Voting:	With respect to all matters that will come before the meeting, each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 23, 2021, the record date. Holders of our Class B common stock are not entitled to any votes per share of Class B common stock on all matters that will come before the meeting.

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website www.bioatla.com/investors or, if you are a registered holder, contact our transfer agent, Philadelphia Stock Transfer, Inc., by telephone at
(866) 223-0448 or by email at info@philadelphiastocktransfer.com.

By Order of the Board of Directors,

/s/ Jay M. Short, Ph.D.
Jay M. Short, Ph.D.

Co-founder, Chief Executive Officer and Chairman of the Board of Directors

-i-

BIOATLA, INC.

PROXY STATEMENT FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, JUNE 15, 2021

April  30, 2021

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of our board of directors of BioAtla, Inc. (“BioAtla”) for use at BioAtla’s 2021 Annual Meeting of Stockholders (the “Annual Meeting” or “meeting”) to be held on Tuesday, June 15, 2021 at 10:00 a.m. Pacific Time via live webcast on the internet at www.proxydocs.com/BCAB. References in the Proxy Statement to “we,” “us,” “our,” “the Company” or “BioAtla” refer to BioAtla, Inc.

INTERNET AVAILABILITY OF PROXY MATERIALS

We will mail, on or about April 30, 2021, the Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record and beneficial owners at the close of business on April 23, 2021. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.

The Notice will identify the website where the proxy materials will be made available; the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the Proxy Statement; our Annual Report on Form 10-K for the year ended December 31, 2020, or our Annual Report, and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the meeting and vote in person.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	What is the purpose of the meeting?

A:

At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.

Q:	What proposals are scheduled to be voted on at the meeting?

A:	Stockholders will be asked to vote on the following two proposals at the meeting:

1.

to elect Guy Levy and Sylvia McBrinn as Class I directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal; and

2.	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Q:	Could matters other than Proposal One and Proposal Two be decided at the meeting?

A:

Our bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of BioAtla, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.

Q:	How does the board of directors recommend I vote on these proposals?

A:	Our board of directors recommends that you vote your shares:

•	“FOR ALL” the nominees to the board of directors (Proposal One); and

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal Two).

Q:	Who may vote at the Annual Meeting?

A:

Holders of record of our common stock as of the close of business on April 23, 2021, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. At the close of business on the Record Date, there were 32,171,560 shares of our common stock outstanding and entitled to vote. Holders of our Class B common stock are not entitled to any votes per share of Class B common stock on all matters that will come before the meeting.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with our transfer agent, Philadelphia Stock Transfer, Inc., you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by BioAtla.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. In most instances, you can do this over the internet, or if you have received or requested a hard copy of the proxy statement and accompanying voting instruction form, you may mark, sign, date and mail your voting instruction form using the envelope your broker, bank or other nominee provides. The materials that were sent to you have specific instructions for how to submit your vote and the deadline for doing so. If you would like to revoke your proxy, you must follow the broker, bank or other nominee’s instructions on how to do so.

Because you are not the stockholder of record, you are required to obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Q:	How do I vote?

A.

You may vote by mail or follow any alternative voting procedure (such as telephone or internet voting) described on your proxy card. To use an alternative voting procedure, follow the instructions on each Notice and/or proxy card that you receive. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may:

•	vote by telephone or through the internet—in order to do so, please follow the instructions shown on your Notice or proxy card;

•

vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided; or

•	vote in person—you may virtually attend and participate in the Annual Meeting online at www.proxydocs.com/BCAB and vote your shares electronically before the polls close during the Annual Meeting.

Votes submitted by telephone or through the internet must be received prior to the start of the meeting. Submitting your proxy, whether by telephone, through the internet or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend and participate in the meeting virtually.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. Your vote is important. To ensure that your vote is counted, complete and mail the voting instruction card provided by your brokerage firm, bank, or other nominee as directed by your nominee. To electronically vote in person at the meeting online, you may be required to obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form. You must also register in advance to attend and participate in the meeting www.proxydocs.com/BCAB.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

Q:	How do I vote by internet or telephone?

A.

If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your Notice or proxy card. Please have each Notice or proxy card you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend the meeting.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Q:	What shares can I vote?

A:

Each share of BioAtla common stock issued and outstanding as of the close of business on April 23, 2021 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of April 23, 2021, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?

A:	Each holder of shares of common stock is entitled to one vote for each share of common stock held as of April 23, 2021.

Q:	What is the quorum requirement for the meeting?

A:

The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present in person or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

Q:	How are abstentions and broker non-votes treated?

A:

Abstentions (i.e. shares present at the Annual Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. However, abstentions are not counted as a vote either for or against a proposal, and have no effect on the outcome of the matters voted upon.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal Two). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include all proposals other than Proposal Two, including the election of directors. Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.

Q:	What is the vote required for each proposal?

A:	The votes required to approve each proposal are as follows:

•

Proposal One: Each director shall be elected by a plurality of the votes properly cast on the election of directors, meaning that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.

•	Proposal Two: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

Q:	If I submit a proxy, how will it be voted?

A:

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	What should I do if I get more than one proxy or voting instruction card?

A:

Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials or one Notice for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Annual Meeting.

If you are the stockholder of record, you may change your vote by:

•	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

•	providing a written notice of revocation to BioAtla’s Corporate Secretary at BioAtla, Inc., 11085 Torreyana Road, San Diego, California 92121, prior to your shares being voted, or

•

participating in the Annual Meeting and voting electronically online at www.proxydocs.com/BCAB. Participation alone at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at www.proxydocs.com/BCAB.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Q:	How can I attend the Annual Meeting in person?

A:

There is no physical location for the Annual Meeting. You are invited to attend the Annual Meeting by participating online if you are a stockholder of record or a street name stockholder as of April 23, 2021, the Record Date. See, “How can I participate in the Annual Meeting?” below for more details. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q.	How can I participate in the Annual Meeting?

A:

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.proxydocs.com/BCAB and registering in advance. You will also be able to vote your shares electronically at the Annual Meeting by following the instructions you receive via email.

The meeting webcast will begin promptly at 10:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Pacific Time, and you should allow ample time to check your audio/video connections and settings. We plan to have a webcast replay which will be posted to the Investor Relations section of our website, which is located at www.bioatla.com/investors.

Q:	Can I submit questions prior to the meeting?

A:	No, you can only submit questions during the meeting.

Q:	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:

If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the toll free technical support line you receive in your email prior to the start of the meeting.

Q:	Why is the Annual Meeting being held only online?

A:	We have been closely monitoring developments with the COVID-19 pandemic and the related recommendations, protocols and restrictions issued by public health authorities and federal, state, and local governments. In light of these ongoing concerns and in order to support the health and well-being of our stockholders, business partners, employees and board of directors, we will be conducting the Annual Meeting solely online.

Q.	How can I get electronic access to the proxy materials?

A:	The Notice will provide you with instructions regarding how to:

•	view our proxy materials for the meeting through the internet; and

•	instruct us to send our future proxy materials to you electronically by email.

If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	Is there a list of stockholders entitled to vote at the Annual Meeting?

A:

The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for ten (10) days prior to the meeting and during the Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Corporate Secretary at investors@bioatla.com to arrange for inspection of the list at our corporate headquarters, 11085 Torreyana Road, San Diego, California 92121.

Q:	Who will tabulate the votes?

A:	A representative of Mediant Communications, Inc. will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q:	Where can I find the voting results of the Annual Meeting?

A:

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are BioAtla stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or BioAtla that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, BioAtla, Inc., 11085 Torreyana Road, San Diego, California 92121 or (3) contact our Investor Relations department by email at investors@bioatla.com or by telephone at (858) 558-0708. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	What if I have questions about my BioAtla shares or need to change my mailing address?

A:

You may contact our transfer agent, Philadelphia Stock Transfer, Inc., by telephone at 1 (866) 223-0448, by email at info@philadelphiastocktransfer.com or by U.S. mail at 2320 Haverford Rd., Suite 230, Ardmore, PA 19003, if you have questions about your BioAtla shares or need to change your mailing address.

Q:	Who is soliciting my proxy and paying for the expense of solicitation?

A:

The proxy for the Annual Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the Internet or by phone, you are responsible for any Internet access or phone charges you may incur.

Q:

What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2022 Annual Meeting, or for consideration at our 2022 Annual Meeting?

A:	Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2022 Annual Meeting:

Our amended and restated bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Corporate Secretary at our principal executive office. Our current principal executive office is located at 11085 Torreyana Road, San Diego, California 92121. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2022 Annual Meeting, stockholder proposals must be received by our Corporate Secretary no later than December 31, 2021 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Requirements for Stockholder Proposals to be presented at our 2022 Annual Meeting:

Our amended and restated bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our Corporate Secretary at our principal executive office. To be timely for our 2022 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive office:

•	not earlier than the close of business on February 16, 2022, and

•	not later than the close of business on March 18, 2022.

If we hold our 2022 annual meeting of stockholders more than 30 days before or more than 60 days after June 15, 2022 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive office not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws. If a stockholder who has notified BioAtla of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, BioAtla does not need to present the proposal for vote at such meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our board of directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.

Corporate Governance Guidelines

Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our company. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at www.bioatla.com/investors in the “Corporate Governance” section of our website. Our Corporate Governance Guidelines are subject to modification from time to time by our board of directors pursuant to the recommendations of our nominating and corporate governance committee.

Board Leadership Structure and Risk Oversight

Our board of directors is currently chaired by Jay M. Short, Ph.D., who also serves as our Chief Executive Officer. Our board of directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the board of directors, as our board of directors believes it is in our best interest to make that determination based on our position and direction and the membership of the board of directors. Our board of directors has determined that having an employee director serve as Chairman is in the best interest of our stockholders at this time because of the efficiencies achieved in having the role of Chief Executive Officer and Chairman combined, and because the detailed knowledge of our day-to-day operations and business that the Chief Executive Officer possesses greatly enhances the decision-making processes of our board of directors as a whole. We have a governance structure in place, including independent directors, designed to ensure the powers and duties of the dual role are handled responsibly. We do not have a lead independent director.

Although our board of directors does not have a standing risk management committee, it administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Our board of directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. In connection with its reviews of our operations and corporate functions, our board of directors addresses the primary risks associated with those operations and corporate functions. Areas of focus include economic, operational, financial (accounting, credit, investment, liquidity and tax), competitive, legal, regulatory, cybersecurity, privacy, compliance and reputational risks, and more recently, risk exposures related to COVID-19. In addition, our board of directors reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our board of directors and to our personnel who are responsible for risk assessment and information about the identification, assessment and management of critical risks, and our management’s risk mitigation strategies.

Each of our board committees also oversees the management of our risks that fall within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Executive Officer reports to the audit committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. The audit committee also monitors compliance with legal and regulatory requirements and assists our board of directors in fulfilling its oversight responsibilities with respect to risk management. Our nominating and corporate governance committee assesses risks related to our corporate governance practices, the independence of our board of directors and monitors the effectiveness of our governance guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.

Independence of Directors

The Nasdaq listing rules generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A 3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A 3, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors or any other board committee (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors conducts an annual review of the independence of our directors. Our board of directors has determined that none of the nominees and members of our board of directors other than Dr. Short and Mr. Smith has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of our nominees and the current members of our board of directors other than Dr. Short and Mr. Smith is “independent” as that term is defined under the rules of Nasdaq. Our board of directors has also determined that all members of our audit committee, compensation committee and nominating and corporate governance committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.

Committees of Our Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our board of directors. Copies of the charters for each committee are available on the Investor Relations section of our website, which is located at www.bioatla.com/investors in the “Corporate Governance” section of our website. Members serve on these committees until (i) they resign from their respective committee, (ii) they no longer serve as a director or (iii) as otherwise determined by our board of directors.

Audit Committee

Our audit committee is currently composed of Mary Ann Gray, Ph.D., who is the chair of our audit committee, Priyanka Belawat, Ph.D. and Guy Levy. Effective upon and contingent upon the election of the nominees to the board of directors at the Annual Meeting, the audit committee will be composed of Mary Ann Gray, Ph.D., as chair of our audit committee, Guy Levy and Sylvia McBrinn. The composition of our audit committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of our audit committee is financially literate. In addition, our board of directors has determined that Dr. Gray qualifies as an audit committee financial expert within the meaning of Item 407(d) of Regulation S K of the Securities Act of 1933, as amended, or the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors.

As more fully described in its charter, our audit committee, has responsibility for, among other things:

•	evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•	reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•

prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•	reviewing our annual and quarterly financial statements and reports, including the disclosures contained therein and discussing the statements and reports with our independent auditors and management;

•

reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters; and

•

reviewing and providing oversight of any related-person transactions in accordance with our related-person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics.

Compensation Committee

Our compensation committee is currently composed of Priyanka Belawat, Ph.D., who is the chair of our compensation committee, Susan Moran, M.D., M.S.C.E. and Lawrence Steinman, M.D. Effective upon and contingent upon the election of the nominees to the board of directors at the Annual Meeting, the compensation committee will be composed of Sylvia McBrinn, Susan Moran, M.D., M.S.C.E. and Lawrence Steinman, M.D. The composition of our compensation committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of this committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act.

As more fully described in its charter, our compensation committee, has responsibility for, among other things:

•	reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) our overall compensation strategy and policies;

•	reviewing and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) the compensation and other terms of employment of our executive officers;

•

reviewing and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

•

reviewing and approving (or if it deems it appropriate, making recommendations to the full board of directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

•

evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

•	reviewing and making recommendations to the full board of directors regarding the type and amount of compensation to be paid or awarded to our non-employee board members;

•	administering our equity incentive plans and establishing policies with respect to equity compensation arrangements; and

•	reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us.

Our compensation committee is authorized to select, engage, compensate and terminate compensation consultants, legal counsel and such other advisors, as it sees fit, to assist in carrying out their responsibilities and functions, including the oversight of our overall compensation philosophy, compensation plans and benefits programs and our executive compensation programs and related policies. In 2020, we retained the services of Radford, which is part of the Rewards Solutions practice at Aon plc, to provide advice and recommendations on competitive market practices and to evaluate our executive and non-employee director compensation programs and practices and to provide advice and ongoing assistance on our equity programs. Radford provided no other services to the Company in 2020.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is composed of Lawrence Steinman, M.D., who is the chair of our nominating and corporate governance committee, Susan Moran, M.D., M.S.C.E. and Mary Ann Gray, Ph.D. The composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations.

As more fully described in its charter, our nominating and corporate governance committee, has responsibility for, among other things:

•	identifying, reviewing and evaluating candidates to serve on our board of directors consistent with criteria approved by our board of directors;

•	determining the minimum qualifications for service on our board of directors;

•	evaluating director performance on the board and applicable committees of the board and determining whether continued service on our board is appropriate;

•	evaluating, nominating and recommending individuals for membership on our board of directors;

•	evaluating nominations by stockholders of candidates for election to our board of directors;

•	considering and assessing the independence of members of our board of directors;

•

developing a set of corporate governance policies and principles, including a code of business conduct and ethics, periodically reviewing and assessing these policies and principles and their application and recommending to our board of directors any changes to such policies and principles; and

•	considering questions of possible conflicts of interest of directors as such questions arise.

Compensation Committee Interlocks and Insider Participation

The members of our compensation committee during 2020 included Dr. Belawat, Dr. Moran and Dr. Steinman. None of the members of our compensation committee in 2020 was at any time during 2020 or at any other time one of our officers or employees, and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. During 2020, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee.

Board and Committee Meetings and Attendance

Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. We completed our corporate reorganization in July 2020 and our initial public offering in December, and as a result, during 2020, our board of directors met one time and our audit committee, compensation committee and nominating and corporate governance committee did not begin to hold meetings until 2021.

During 2020, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. We completed our initial public offering in December 2020, and did not have an annual meeting of stockholders in 2020.

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairman and independent directors) may do so by letters addressed to the attention of our Corporate Secretary.

All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.

The address for these communications is:

BioAtla, Inc.

11085 Torreyana Road

San Diego, California 92121

Attn: Corporate Secretary

Code of Conduct and Whistleblower Policy

We have adopted a Company Code of Conduct and Whistleblower Policy that applies to all of the members of our board of directors, officers and employees. Our Company Code of Conduct and Whistleblower Policy is posted on the Investor Relations section of our website, which is located at www.bioatla.com/investors in the “Corporate Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the location specified above.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating and corporate governance committee in accordance with its charter, our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, our nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates.

Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth below under “Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2022 Annual Meeting” and “Requirements for Stockholder Proposals to be presented at our 2022 Annual Meeting.”

Director Qualifications

With the goal of developing a diverse, experienced and highly qualified board of directors, our nominating and corporate governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.

Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our board of directors. When considering nominees, our nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Our board of directors does not have a formal policy with respect to diversity and inclusion; however, it affirms the value placed on diversity within our company. Through the nomination process, our nominating and corporate governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. Further, our board of directors is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. The brief biographical description of each director set forth in “Proposal One: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our board of directors currently consists of seven directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws. Directors in Class I will stand for election at the Annual Meeting. The terms of office of directors in Class II and Class III expire at our Annual Meetings of Stockholders to be held in 2022 and 2023, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that each of the two Class I nominees named below be elected as a Class I director for a three-year term expiring at our 2024 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

Nominees to Our Board of Directors

The nominees and their ages, occupations and lengths of service on our board of directors as of April 23, 2021 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Sylvia McBrinn	68	Director Nominee	*
Guy Levy(1)	39	Director and Director Nominee	July 2020

(1)	Member of our audit committee
*	Not applicable

Sylvia McBrinn has more than 30 years of executive, operational and commercial leadership experience in the biopharmaceutical industry. Ms. McBrinn currently serves in various advisory roles, including as Executive in Residence at Yale University since March 2021 and Member of the Life Science Council of Springboard Enterprises, a nonprofit organization whose mission is to accelerate the growth of entrepreneurial companies led by women, since 2014. Ms. McBrinn co-founded and was Chief Executive Officer of Axerion Therapeutics, Inc. (now known as ReNetX Bio, Inc.), a biotech company, from 2009 to 2012. Prior to that, from 2005 to 2008, she served as Head, U.S. Organization of Vernalis Pharmaceuticals, Inc., a biotechnology company, where she built and led its U.S. commercial organization, and from 2003 to 2004, she served as Executive Vice President and General Manager, Brand Pharmaceuticals of Andrx Laboratories, Inc., where she was responsible for leading its branded product division. Ms. McBrinn also held various positions at Pharmacia Corporation, a pharmaceutical company, from 1986 until it was acquired by Pfizer Inc. in 2003, including Vice President, Global and US Marketing, Bextra (Cox-2) from 2000 to 2003, Vice President, Global and US Marketing, Neurology from 1998 to 2000 and Vice President, Marketing, U.S. Marketing Company from 1997 to 1998. Ms. McBrinn received her B.S. in Biology from DeSales University and MBA from Widener University.

Our board of directors believes Ms. McBrinn’s extensive experience in the biopharmaceutical industry, including her experience in the commercialization and marketing of biopharma products across many therapeutic areas, as well as her expertise in commercial planning, marketing development, product launch and building commercial organizations, provide her with the qualifications and skills to serve on our board of directors.

Guy Levy is the founder and has served as the Chief Executive Officer and Chief Investment Officer of Soleus Capital Management, L.P. since September 2017. His career spans 18 years in healthcare and life sciences. Prior to founding Soleus, Mr. Levy worked at Paulson & Co. from 2010 to September 2017, where he was most recently a partner and portfolio manager. Prior to that, Mr. Levy worked as an investment analyst at Shumway Capital and Warburg Pincus. Mr. Levy began his career at Morgan Stanley, where he worked in the mergers & acquisitions and healthcare investment banking divisions. Mr. Levy holds a B.A. from Yale University, where he graduated summa cum laude.

Our board of directors believes Mr. Levy’s expertise and experience in the life sciences industry, as well as his educational background provide him with the qualifications and skills to serve on our board of directors.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our board of directors as of April 23, 2021 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Class II Directors:
Mary Ann Gray, Ph.D(1)(3)	68	Director	December 2020
Susan Moran, M.D.(2)(3)	51	Director	December 2020
Lawrence Steinman, M.D.(2)(3)	73	Director	July 2020

Class III Directors:
Jay M. Short, Ph.D.	63	Co-founder, Chief Executive Officer and Chairman	July 2020
Scott Smith	59	President and Director	July 2020

(1)	Member of our audit committee
(2)	Member of our compensation committee
(3)	Member of our nominating and corporate governance committee

Mary Ann Gray, Ph.D. has been a board member of public biotechnology companies for over 15 years and has held positions of audit committee chair, compensation committee chair and lead independent director. She has served on the board of Keros Therapeutics since December 2020, Rapt Therapeutics since December 2019, Seneca Biopharmaceuticals, Inc. since July 2019 and Sarepta Therapeutics Inc. since December 2018. During her career as a board member she has also served on several other boards including Dyax Corp. from November 2004 until January 2016, Juniper Pharmaceuticals from April 2016 to August 2018, Senomyx from 2010 to December 2018, Galena Biopharma from April 2016 to December 2017, TetraLogic from November 2014 to November 2016 and Acadia Pharmaceuticals from 2005 to June 2016. Dr. Gray has been President of Gray Strategic Advisors, LLC since April 2004, a biotechnology strategic planning and advisory firm. Following an early career as a research scientist, she spent time in scientific positions at biotech and pharmaceutical companies. This was followed by over 7 years as a sell-side research analyst and over 4 years as a portfolio manager at the Federated Kaufmann Fund. Dr. Gray holds a B.S. in biology from University of South Carolina, a Ph.D. in pharmacology from the University of Vermont, and completed her post-doctoral work at Northwestern University Medical School and at the Yale University School of Medicine.

Our board of directors believes Dr. Gray’s expertise and experience in the life sciences industry, her experience as a director of other companies in our industry and her educational background provide her with the qualifications and skills to serve on our board of directors.

Susan Moran, M.D., M.S.C.E. has over 20 years of industry and academic experience, successfully leading clinical trials from Phase 1 to Phase 3, as well as NDA and MAA submissions for various investigational products including the successful approval of Nerlynx. Most recently, Dr. Moran has served as Chief Medical Officer of QED Therapeutics, a BridgeBio affiliate, since March 2018. Prior to that, Dr. Moran was at Puma Biotechnology, Inc. from 2014 to February 2018. She was Senior Medical Director until December 2016 when her role expanded to Vice President and Head of Clinical Development. Dr. Moran has played roles in the development, registration, and post-marketing support of products for breast, prostate, thyroid, bile duct, and urothelial cancer as well as multiple sclerosis and other disorders. She is a board-certified internist and has served on the faculty of the University of Pennsylvania School of Medicine and Harvard Medical School. Dr. Moran received her B.A. from the University of Virginia, M.D. from Duke University, and M.S. in Clinical Epidemiology from the University of Pennsylvania School of Medicine.

Our board of directors believes Dr. Moran’s expertise and experience in the life sciences industry and her educational background provide her with the qualifications and skills to serve on our board of directors.

Lawrence Steinman, M.D. is a professor of neurology and neurological sciences, pediatrics and genetics at Stanford University, where he has been a professor since 1980. Dr. Steinman’s research focuses on the causes of relapses and remissions in multiple sclerosis, or MS, the molecules that serve as a constraint on brain inflammation and the search for vaccines for autoimmune diseases. To date, Dr. Steinman has developed two antigen-specific therapies, using DNA vaccines, for MS and type 1 diabetes. Specifically, research in Dr. Steinman’s laboratory led to the development of the drug Tysabri (natalizumab), which is used to treat patients with Crohn’s Disease. He has received a host of awards for his research and has been elected to the National Academy of Sciences and the National Academy of Medicine. Dr. Steinman served as a member of the advisory board of BioAtla, LLC from April 2016 to July 2020 and served as a scientific advisor to BioAtla, LLC from April 2014 to May 2016. Dr. Steinman also served on the board of directors of Atreca, Inc., a biotechnology company focusing on developing novel therapeutics for applications in cancer treatment from January 2012 to August 2019. Dr. Steinman received his B.A. from Dartmouth College and his M.D. from Harvard University.

Our board of directors believes Dr. Steinman’s extensive scientific research and experience as a director of various biotechnology companies, combined with his world-renowned expertise in biological molecules and immunology, provide him with the qualifications and skills to serve on our board of directors.

Jay M. Short, Ph.D. cofounded BioAtla in March 2007 and has served as Chairman and Chief Executive Officer since that time. He founded the E.O. Wilson Biodiversity Foundation, a public charity, and served as its President and Chairman from its inception in October 2005 through July 2008. In 1994, Dr. Short co-founded Diversa Corporation (now BASF Corporation), a biotechnology company focusing on enzyme and antibody development. He served as Director and Chief Technology Officer throughout his eleven year tenure. In 1998, he was named President, then Chief Executive Officer in February 1999 and led its initial public offering in 2000. From 1994 to 2008, Dr. Short also served as a director of Invitrogen (now Thermo Fisher Scientific). From its founding until 1994, Dr. Short served as President of Stratacyte Corporation, an antibody engineering company and subsidiary of Stratagene Cloning Systems, Inc. (now Agilent Technologies, Inc.), a biotechnology company. From 1985 through 1994, he also served in various roles including as Vice President of Research & Development and Operations. In 2006, Dr. Short was shortlisted by the editors of Nature Biotechnology as a personality making the most significant contribution to biotech in the past decade. In 2001, Dr. Short received San Diego’s 2001 E&Y Entrepreneur of the Year Award and was the recipient of the two first place awards granted by UCSD, Connect Innovative Product Program, for pioneering cloning of human antibodies in bacteria and transgenic genotoxicity assay systems. He has authored more than 100 peer reviewed publications and is named inventor of over 500 issued patents. Dr. Short received his Ph.D. in Biochemistry from Case Western Reserve University in Cleveland, Ohio and his B.A. with honors in Chemistry from Taylor University in Upland, Indiana. Dr. Short has also attended and received Director Certification from the UCLA Anderson School of Business.

Our board of directors believes Dr. Short’s perspective and experience as our co-founder and Chief Executive Officer, as well as his depth of operating and senior management experience in our industry, provide him with the qualifications and skills to serve on our board of directors as Chairman.

Scott Smith has served as President of BioAtla since September 2018 and has 30 years of biotechnology and biopharmaceutical industry experience. In his 10 years at Celgene, a global biopharmaceutical company, from September 2008 to April 2018, his leadership role expanded from Vice President of Global Marketing for Inflammation & Immunology, to Global Head of that division, to President of the Inflammation & Immunology Franchise to his appointment in 2017 as Celgene’s President and Chief Operating Officer. With a particular emphasis and interest in immunology, Mr. Smith drove the growth of Celgene’s Inflammation and Immunology division from 13 to more than 1,300 persons worldwide and oversaw the clinical development, global registration and commercial success of the blockbuster drug Otezla®. Mr. Smith served in various positions at Pharmacia, a pharmaceutical company, from August 1987 until it was acquired by Pfizer in 2003. He also served in various positions including General Manager Canada, General Manager US and Vice President and Head of Global Commercial Operations from July 2003 to August 2008 at Biovail, where he was responsible for sales and marketing, creating and executing commercial and business development strategies and contributing to regulatory and clinical development strategies. Mr. Smith also serves on the board of directors of Titan Pharmaceuticals, Triumvira Immunologics and Spring Bank Pharmaceuticals. Mr. Smith received both his BSc degree in Chemistry and Biology and his HBSc degree in Pharmacology and Toxicology from the University of Western Ontario and his Masters of International Business Management from the Thunderbird School of Global Management.

Our board of directors believes Mr. Smith’s broad experience in the biotechnology and biopharmaceutical industry, as well as his proven management experience in our industry, provide him with the qualifications and skills to serve on our board of directors.

Family Relationships

Dr. Short is married to our Chief of Intellectual Property and Strategy and Assistant Secretary, Ms. Anderson Short. There are no other family relationships among our directors and executive officers.

Director Compensation

Director Compensation Table

The following table provides information concerning compensation awarded to, earned by and paid to each person who served as a non-employee member of our board of directors during the fiscal year ended December 31, 2020. Dr. Short and Mr. Smith are not included in the table below, as they are employed as our Chief Executive Officer and President, respectively, and receive no compensation for their service as directors. The compensation received by Dr. Short and Mr. Smith as an employee is shown in “Executive Compensation-Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)	Awards(1)(2) ($)	All Other Compensation ($)		Total ($)
Priyanka Belawat, Ph.D.	—	—	—		—
Mary Ann Gray, Ph.D	—	221,525	—		221,525
Guy Levy	—	267,677	—		267,677
Susan Moran, M.D.	—	221,525	—		221,525
Lawrence Steinman, M.D.	—	267,677	25,000	(3)	292,677

(1)

The amounts reported in this column represent the aggregate grant date fair value for financial statement reporting purposes of restricted stock units granted in 2020 as determined in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these restricted stock units and do not represent the actual economic value that may be realized by each non-employee director. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to Note 6 to the historical financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(2)	Our non-employee directors held the following number of restricted stock units as of December 31, 2020:

Name	Restricted Stock Units
Priyanka Belawat, Ph.D.	—
Mary Ann Gray, Ph.D	12,307
Guy Levy	14,871
Susan Moran, M.D.	12,307
Lawrence Steinman, M.D.	14,871

(3)	Represents advisory fees.

Non-Employee Director Compensation Arrangements

Our non-employee director compensation policy provides that each non-employee director will receive the following compensation for service on our board of directors:

•	an annual cash retainer of $40,000;

•	an additional annual cash retainer of $7,500, $5,000 and $4,000 for service as a member of each of the audit committee, compensation committee and the nominating and corporate governance committee;

•

an additional annual cash retainer of $15,000, $10,000 and $8,000 for service as chairman of the audit committee, compensation committee and the nominating and corporate governance committee, respectively;

•	an initial option grant to purchase 24,615 shares of our common stock on the date of each such non-employee director’s appointment to our board of directors; and

•	an annual option grant to purchase 12,307 shares of our common stock on the date of each of our annual stockholder meetings.

We also reimburse our directors for their reasonable out-of-pocket expenses in connection with attending meetings of our board of directors and committees.

The non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES FOR THE ELECTION OF THE TWO CLASS I DIRECTORS SET FORTH IN THIS PROPOSAL ONE.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected Ernst & Young LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2021 and recommends that our stockholders vote for the ratification of such selection. The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal. In the event that Ernst & Young LLP is not ratified by our stockholders, the audit committee will review its future selection of Ernst & Young LLP as our independent registered public accounting firm.

Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2020. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. The following table provides information regarding the fees billed for professional services rendered by Ernst & Young LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2020 and 2019:

	Year Ended December 31,
	2020	2019
Audit fees(1)	$1,608,363	$652,060
Tax fees(2)	$357,437	346,241
Total fees	$1,965,800	$998,301

(1)

Consists of fees rendered in connection with the audit of our financial statements, including audited financial statements presented in our Registration Statement on Form S-1, review of the interim financial statements and services normally provided in connection with regulatory filings. Included in 2020 Audit fees is an aggregate of $1.1 million of fees billed in connection with our initial public offering, which closed in December 2020. Audit fees in 2019 include fees related to the annual audit of the Company’s financial statements.

(2)

Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, as well as technical tax advice related to federal and state income tax matters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above for 2020 were approved by our audit committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 23, 2021 by:

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 23, 2021 and shares issuable upon the settlement of RSUs that will vest within 60 days of April 31, 2021 are deemed to be outstanding and to be beneficially owned by the person holding the stock options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our common stock is based on 32,171,560 shares of our common stock outstanding and 1,492,059 shares of Class B common stock outstanding on April 23, 2021. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o BioAtla, Inc., 11085 Torreyana Road, San Diego, California 92121.

Name of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)
Himalaya Parent LLC(1)	8,682,304	25.8
FMR LLC(2)	4,077,591	12.1
Soleus Private Equity Fund I, L.P.(3)	3,179,362	9.4
Pfizer Ventures (US) LLC(4)	2,238,090	6.6
HBM Healthcare Investments (Cayman) Ltd.(5)	2,690,869	8.0
Entities affiliated with Cormorant Asset Management(6)	2,257,180	6.7
Entities affiliated with Farallon Capital Management, L.L.C.(7)	1,967,060	5.8
Named Executive Officers and Directors
Priyanka Belawat, Ph.D.	—	—
Mary Ann Gray, Ph.D.	—	—
Guy Levy(3)	3,179,362	9.4
Susan Moran, M.D.	—	—
Carolyn Anderson Short(1)(8)	8,828,512	26.1
Jay M. Short, Ph.D.(1)(8)	8,828,512	26.1
Scott Smith	—	—
Lawrence Steinman, M.D.	—	—
All executive officers and directors as a group (11 persons)(8)	12,007,874	35.5

*	Represents beneficial ownership of less than one percent of the outstanding shares of our common stock.
(1)

Jay M. Short, Ph.D., our Co-founder, Chief Executive Officer and Chairman, and Carolyn Anderson Short, Co-founder, Executive Vice President and Chief of Intellectual Property and Strategy, are the managers of Himalaya Parent LLC and collectively make investment decisions on behalf of Himalaya Parent LLC. Dr. Short is also a member of our board of directors. Dr. Short and Ms. Anderson Short disclaim beneficial ownership of the shares listed, except to the extent of his or her pecuniary interest therein, if any.

(2)

Based on information contained in a Schedule 13G/A filed with the SEC on April 12, 2021, Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC, which beneficially owns 4,077,591 shares of common stock. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company LLC (“FMR Co. LLC”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(3)

Shares beneficially owned as of December 15, 2020, and based on information contained in a Schedule 13D filed with the SEC on December 28, 2020, comprising of (i) 1,790,472 shares of common stock held by Soleus Private Equity Fund I, L.P. (“Soleus LP”), (ii) 1,055,557 shares of common stock held by Soleus Capital Master Fund, L.P. ( “Master Fund”), and (iii) 333,333 shares of common stock held by Soleus BA SPV, LLC (“Soleus SPV”). The numbers in the table above do not include 14,871 shares of common stock issuable upon settlement of restricted stock units directly held by Mr. Levy, of which 33.3% of such restricted stock units will vest on December 7, 2021 and the remainder will vest on a monthly basis over a period of 24 months thereafter. Soleus Private Equity GP I, LLC (“Soleus GP”) is the sole general partner of Soleus LP and the sole managing member of Soleus SPV, and Soleus PE GP I, LLC (“Soleus PE GP”) is the sole manager of Soleus GP. Soleus Capital, LLC (“Soleus Capital”) is the sole general partner of Master Fund, and Soleus Capital Group, LLC (“Soleus Capital Group”) is the sole managing member of Soleus Capital. Guy Levy, a member of our board of directors, is the sole managing member of Soleus PE GP and Soleus Capital Group. In such capacities, these entities and Mr. Levy have the shared power to vote or to direct the vote, and to dispose or to direct the disposition of, all of the securities held by Soleus LP, Soleus SPV and Master Fund. However, each of Mr. Levy, Soleus GP, Soleus PE GP, Soleus Capital and Soleus Capital Group disclaims beneficial ownership of the shares held by Soleus LP, Soleus SPV and Master Fund. The address of these entities and Mr. Levy is 104 Field Point Road, Greenwich, CT 06830.

(4)

Shares beneficially owned as of December 31, 2020, and based on information contained in a Schedule 13G filed with the SEC on February 16, 2021, comprising of 2,238,090 shares of common stock held by Pfizer Ventures (US) LLC. Pfizer Inc. is the parent company of Pfizer Ventures (US) LLC and may be deemed to beneficially own the shares directly owned by Pfizer Ventures (US) LLC. Pfizer Inc. is a publicly traded company. The address of Pfizer Ventures (US) LLC is c/o Pfizer Inc., 235 E 42nd Street, New York, New York 10017.

(5)

Shares beneficially owned as of December 15, 2020, and based on information contained in a Schedule 13G filed with the SEC on December 28, 2020, comprising of 2,690,869 shares of common stock held by HBM Healthcare Investments (Cayman) Ltd. Voting and investment power over the shares held by HBM Healthcare Investments (Cayman) Ltd. is exercised by the board of directors of HBM Healthcare Investments (Cayman) Ltd. (the “Board”). The Board consists of Jean-Marc LeSieur, Richard H. Coles, Sophia Harris, Dr. Andreas Wicki, Mark Kronenfeld, M.D. and Richard Paul Woodhouse, none of whom has individual voting or investment power with respect to the shares, and each disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. The address for HBM Healthcare Investments (Cayman) Ltd. is Governor’s Square, Suite #4-212-2, 23 Lime Tree Bay Avenue, PO Box 30852, Grand Cayman, KY1-1204, Cayman Islands.

(6)

Shares beneficially owned as of December 31, 2020, and based on information contained in a Schedule 13G/A filed with the SEC February 16, 2021, comprising of (i) 1,076,065 shares of common stock held by Cormorant Global Healthcare Master Fund, LP (“Fund II”) and (ii) 1,181,115 shares of common stock held by Cormorant Private Healthcare Fund II, LP (“Master Fund”). Cormorant Global Healthcare GP, LLC, and Cormorant Private Healthcare GP II, LLC serve as the general partners of the Master Fund and Fund II, respectively. Cormorant Asset Management, LP serves as the investment manager to the Master Fund and Fund II. Bihua Chen serves as the managing member of Cormorant Global Healthcare GP, LLC, Cormorant Private Healthcare GP II, LLC and the general partner of Cormorant Asset Management, LP. Each of the entities and individuals disclaims beneficial ownership of the shares except to the extent of its or his pecuniary interest therein. The address of the principal business office for the above referenced entities is 200 Clarendon Street, 52nd Floor, Boston, MA 02116.
(7)

Shares beneficially owned as of December 18, 2020, and based on information contained in a Schedule 13G filed with the SEC on December 28, 2020, comprising of (i) 1,729, 560 shares of common stock held by Zone II Healthcare Holdings LLC (“Zone II”), (ii) 33,400 shares of common stock held by Farallon Capital Partners, L.P. (“FCP”), (iii) 54,000 shares of common stock held by Farallon Capital Institutional Partners, L.P. (“FCIP”), (iv) 10,700 shares of common stock held by Farallon Capital Institutional Partners II, L.P. (“FCIP II”), (v) 6,200 shares of common stock held by Farallon Capital Institutional Partners III, L.P. (“FCIP III”), (vi) 8,200 shares of common stock held by Four Crossings Institutional Partners V, L.P. (“FCIPV”), (vii) 109, 400 shares of common stock held by Farallon Capital Offshore Investors II, L.P. (“FCOI II”), (viii) 11,200 shares of common stock held by Farallon Capital F5 Master I, L.P. (“F5MI”) and 4,400 shares of common stock held by Farallon Capital (AM) Investors, L.P. (“F5MI”). FCP, FCIP, FCIP II, FCIP III, FCIP V, FCOI II, F5MI and FCAMI are together referred to herein as the “Farallon Funds.” Farallon Capital Management, L.L.C. (“Management Company”) is the manager of Zone II and may be deemed to be a beneficial owner of shares held by Zone II. Farallon Partners, L.L.C. ( “Farallon General Partner”) is (i) the general partner of each of FCP, FCIP, FCIP II, FCIP III, FCOI II and FCAMI, and (ii) the sole member of the FCIP V General Partner with respect to each of the shares held by each of the Farallon Funds other than F5MI and may be deemed to be a beneficial owner of the shares held by the Farallon Funds other than F5MI. Farallon F5 (GP), L.L.C. (the “F5MI General Partner”) is the general partner of F5MI and may be deemed to be a beneficial owner of the shares held by F5MI. Each of the following persons, each of whom is a managing member or senior managing member, as the case may be, of the Management Company and the Farallon General Partner, and a manager or senior manager, as the case may be, of the FCIP V General Partner and the F5MI General Partner: Philip D. Dreyfuss; Michael B. Fisch; Richard B. Fried; David T. Kim; Michael G. Linn; Rajiv A. Patel; Thomas G. Roberts, Jr.; William Seybold; Andrew J. M. Spokes; John R. Warren; and Mark C. Wehrly (together, the “Farallon Individual Reporting Persons”) in each case with the power to exercise investment discretion, may be deemed to beneficially own such shares. Each of the Management Company, the Farallon General Partner, the FCIP V General Partner, the F5MI General Partner and the Farallon Individual Reporting Persons hereby disclaims any beneficial ownership of any such shares. The address for each of the entities and individuals identified in this footnote is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, California 94111.

(8)

Includes 7,747 shares subject to stock options that will become exercisable within 60 days of April 23, 2021 and 138,461 shares issuable upon settlement of restricted stock units that will vest within 60 days of April 23, 2021, in each case when such stock options and restricted stock units are fully accelerated upon Ms. Anderson Short’s separation with the Company on May 31, 2021.

EXECUTIVE OFFICERS

Our executive officers and their ages as of April 23, 2021 and positions with BioAtla are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Jay M. Short, Ph.D.	63	Co-founder, Chief Executive Officer and Chairman
Scott Smith	59	President and Director
Richard A. Waldron	67	Chief Financial Officer
Carolyn Anderson Short	56	Co-founder, Executive Vice President and Chief of Intellectual Property and Strategy
Eric Sievers, M.D.	57	Chief Medical Officer
Christian Vasquez	45	Vice President of Finance, Corporate Controller and Secretary

Our board of directors chooses our executive officers, who then serve at the discretion of our board of directors.

Jay M. Short, Ph.D. For a brief biography of Dr. Short, please see “Proposal One: Election of Directors-Continuing Directors.”

Scott Smith For a brief biography of Mr. Smith, please see “Proposal One: Election of Directors-Continuing Directors.”

Richard A. Waldron has served as the Senior Vice President and Chief Financial Officer of BioAtla since November 2013. Prior to joining us, from January 2011 until his appointment at BioAtla, Mr. Waldron served as an independent consultant to biotechnology, biopharmaceutical and information technology companies, advising management in the areas of finance, strategic planning, corporate partnering and mergers and acquisitions. Prior to his time as an independent consultant, he served as Chief Financial Officer of the Protein Production Division of Intrexon Corporation, a synthetic biology company, from December 2009 to December 2010. Before Intrexon Corporation, Mr. Waldron served as the Chief Financial Officer of SciClone Pharmaceuticals, Inc., a publicly-traded specialty pharmaceutical company, from March 2001 to April 2008. Prior to SciClone, he served as the Chief Financial Officer of Genelabs, Inc., a publicly-traded biotechnology company, from June 1999 to August 2000, and as the Chief Financial Officer of GeneMedicine, Inc., a publicly-traded biotechnology company, from July 1995 to March 1999. GeneMedicine was acquired by Valentis Inc. in 1999. Prior to GeneMedicine, from May 1990 to July 1995, Mr. Waldron served as a Managing Director of Rauscher Pierce Refsnes, Inc., a brokerage and investment banking firm, which merged with Dain Bosworth Inc. in 1997. Prior to Rauscher, Mr. Waldron served as a senior healthcare investment banker at Cowen & Company, LLC from 1985 to 1990. He graduated with honors from Harvard Business School, and magna cum laude from Princeton University.

Carolyn Anderson Short cofounded BioAtla in March 2007 and is Chief of Intellectual Property and Strategy for the company. She also founded Capia IP LLC, a company specializing in business and intellectual property strategy for customers in healthcare and clean energy, in February 2006, serving as President since its founding. From 1994 until 2006, Ms. Anderson Short held several positions with Diversa Corporation (now BASF Corporation), including Vice President of Intellectual Property. From 1988 to 1994, she held various roles in sales, business development, marketing and product management at Stratagene Cloning Systems, Inc. (now Agilent Technologies, Inc.). Prior to that, Ms. Anderson Short was a QA scientist at Pacific Biotech. Ms. Anderson Short holds a degree in Biochemistry & Cell Biology from the University of California, San Diego, and is a registered patent agent with the United States Patent & Trademark Office.

Eric Sievers, M.D. has served as Chief Medical Officer of BioAtla since June 2019 and has over 25 years of clinical and translational biomedical research experience in multiple settings, including the biotechnology industry, hospital- and clinic-based clinical practice and academia. Dr. Sievers’ most recent position prior to joining us was Chief Medical Officer at Symvivo Corporation, a biotechnology company, from April 2018 to June 2019 where he continues as an advisor. He was Chief Medical Officer at Trillium Therapeutics, an immuno-oncology company, from March 2015 to January 2018, where he developed clinical trial strategies and oversaw all clinical development employing a decoy receptor to block the CD47 “do not eat” signal overexpressed by cancer cells. He spent nine years at Seattle Genetics, a biotechnology company, from May 2006 to March 2015, where his leadership role expanded from Senior Medical Director to Senior Vice President of Clinical Development. At Seattle Genetics, Dr. Sievers was closely involved with the development and regulatory approval of ADCETRIS (brentuximab vedotin), an ADC, and led the clinical team and worked closely with Takeda (Millennium) as development partner to design, initiate and enroll four randomized Phase 3 registration trials for ADCETRIS, each of which ultimately resulted in new indications approved by the FDA. Prior to his career at Seattle Genetics, Dr. Sievers was Medical Director at ZymoGenetics, a biopharmaceutical company, from 2003 to May 2006 where he designed and supervised clinical trials of recombinant human interleukin 21 and TACI-Fc5 for patients with cancer and evaluated new oncology opportunities. Before ZymoGenetics, Dr. Sievers was with the Fred Hutchinson Cancer Research Center and the University of Washington for 12 years, from June 1992 to June 2003, where he attained the positions of Assistant Member and Assistant Professor of Pediatrics, respectively, from July 1999 to June 2003. During this time, he served as the lead investigator of Phase 1 and pivotal trials that resulted in the approval of an antibody drug conjugate MYLOTARG® indicated for patients with acute myeloid leukemia. Dr. Sievers performed his pediatrics training at the University of Washington from June 1988 to July 1991. Dr. Sievers received both his medical degree and his B.A. degree from Brown University.

Christian Vasquez has served as Corporate Controller of BioAtla since November 2015, and as Vice President of Finance and Secretary of BioAtla since July 2020. Mr. Vasquez has over 20 years of finance and business experience working with both public and private companies. Prior to joining BioAtla, he spent seven years at Cricket Communications, from October 2008 to October 2015, through its acquisition by AT&T, where his leadership role expanded to Associate Director of Accounting. He began his career with KPMG in their San Diego office’s audit practice. Mr. Vasquez received his BS degree in Accountancy from San Diego State University and is a Certified Public Accountant in the state of California.

EXECUTIVE COMPENSATION

Our named executive officers for 2020, which consist of our principal executive officer and the next two most highly compensated executive officers, are:

Jay M. Short, Ph.D., our Co-founder, Chief Executive Officer and Chairman;

Scott Smith, our President and Director; and

Carolyn Anderson Short, our Co-founder, Executive Vice President and Chief of Intellectual Property and Strategy.

Summary Compensation Table

The following table provides information concerning compensation awarded to, earned by and paid to each of our named executive officers during 2019 and 2020:

Name and Principal Position	Year	Salary ($)		Bonus(1) ($)	Stock awards(2) ($)		Option awards(2) ($)	Non-equity incentive plan compensation(3) ($)	Total ($)
Jay M. Short, Ph.D.	2020	635,983		—	10,246,083		361,423	421,594	11,665,083
Co-founder, Chief Executive Officer and Chairman	2019	609,840		348,480	—		—	—	958,320

Scott Smith	2020	530,510		—	6,353,965		1,807,148	294,005	8,985,628
President and Director	2019	508,750		67,876	—	(4)	—		576,626

Carolyn Anderson Short(5)	2020	552,911		—	2,492,284		90,356	306,293	3,441,844
Co-founder, Executive Vice President and Chief of Intellectual Property and Strategy	2019	510,426	(6)	193,206	—		—		703,632

(1)	Represents discretionary bonuses earned for 2019.
(2)

The amounts reported in this column represent the aggregate grant date fair value for financial statement reporting purposes of restricted stock units and stock options granted in 2020 as determined in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these restricted stock units and stock options and do not represent the actual economic value that may be realized by each named executive officer. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to Note 6 to the historical financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(3)

In the case of Dr. Short and Mr. Smith, our compensation committee recommended and our board of directors approved, and in the case of Ms. Anderson Short, our compensation committee approved, cash bonuses for 2020 for our named executive officers, based on our achievement of certain clinical development milestones and business objectives in 2020. Each named executive officer received 110% of their target bonus.

(4)

In connection with the LLC Division in March 2019, Mr. Smith’s previously existing profits interests awards were converted into equivalent awards in each of BioAtla Holdings, LLC, Inversagen, LLC and BioAtla LLC. See “Certain Relationships and Related Party Transactions—LLC Division”.

(5)

On March 23, 2021, we entered into a transition agreement with Ms. Anderson Short pursuant to which Ms. Anderson Short will continue in her current role until her separation from the company on May 31, 2021.

(6)	Reflects salary received on a 95% schedule during nine months of 2019.

Executive Employment Arrangements

We have entered into offer letter agreements or employment agreements with each of our named executive officers, as further described below. Each of our named executive officers’ employment is “at-will” and may be terminated at any time.

Dr. Short. In March 2007, we entered into a verbal agreement with Dr. Short, which was later memorialized by an employment letter agreement. Pursuant to the employment letter agreement, beginning April 2, 2007, Dr. Short was entitled to an annual base salary of $250,000, which was increased to $609,840 in 2019 and $634,233 in 2020. In July 2018, we entered into a severance agreement with Dr. Short which provides that, in the event that Dr. Short’s employment is terminated following a Change in Control (as defined in the severance agreement) for any reason then, subject to his execution of a release of claims in favor of us, Dr. Short will receive severance payments equal to 24 months of his then-current base salary, a pro-rated bonus payment equal to his target bonus for the year in which the termination occurred, and, if applicable, his time-based vesting equity awards will vest in full. The severance and bonus payments to Dr. Short are paid as a lump sum within 20 days of the effective date of his release or such later date as required under Section 409A of the U.S. Internal Revenue Code of 1986, as amended, or the Code.

Mr. Smith. On August 2, 2018, we entered into an offer letter agreement with Mr. Smith, whereby Mr. Smith agreed to serve as our President. Pursuant to the agreement, Mr. Smith was entitled to an annual base salary of $500,000 and a target discretionary bonus amount of 50% of his base salary, which was increased to $508,750 in 2019 and $529,100 in 2020. Pursuant to the agreement, Mr. Smith also received 1,750,000 time-vesting profits interest awards and 1,750,000 performance-based profits interest awards pursuant to the profits interest plan and 1,750,000 units in BioAtla Holdings, LLC. On July 10, 2020, we completed a corporate reorganization and in connection with such corporate reorganization, all of Mr. Smith’s profits interest awards were replaced by equivalent awards in Himalaya Parent LLC. See “Certain Relationships and Related Party Transactions—Corporate Reorganization” for more information regarding the corporate reorganization. In August 2018, we entered into a severance agreement with Mr. Smith which provides that, in the event that Mr. Smith’s employment is terminated without Cause (as defined in the severance agreement) or he resigns for Good Reason (as defined in the severance agreement) within the time period beginning three months before a Change of Control (as defined in the severance agreement) and ending 12 months after a Change of Control, then subject to his execution of a release of claims in favor of us, Mr. Smith will receive severance payments equal to 12 months of his then-current base salary, a pro-rated bonus payment equal to his target bonus for the year in which the termination occurred, and accelerated vesting of all outstanding units, shares or options and continuation of exercise period for all units, shares or options under a separate consulting agreement between us and Mr. Smith. The severance and bonus payments to Mr. Smith are paid as a lump sum within 20 days of the effective date of his release.

Ms. Anderson Short. On November 30, 2015, we entered into an offer letter agreement with Ms. Anderson Short, whereby Ms. Anderson Short agreed to serve as our Chief of Intellectual Property and Strategy. Pursuant to the agreement, Ms. Anderson Short was required to dedicate 75% of her time to the business and entitled to an annual base salary of $320,000, which was increased to $530,232 in 2019 and $551,441 in 2020, and a target discretionary bonus amount of 50% of her base salary. On March 23, 2021, we and Ms. Anderson Short entered into a transition agreement, or the Transition Agreement pursuant to which Ms. Anderson Short will continue in her current role with the same base salary and employee benefits until her separation from the Company on May 31, 2021, or the Separation Date. The Transition Agreement provides for the following severance benefits in exchange for a release of claims by Ms. Anderson Short: (i) a lump sum payment equal to eighteen (18) months of Ms. Anderson Short’s current base salary, (ii) a payment at her targeted bonus rate for 2021, pro-rated to the Separation Date, and (iii) accelerated full vesting of her time-vesting stock options and restricted stock units.

Perquisites, Health, Welfare and Retirement Benefits

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We pay the premiums for the life, disability, accidental death and dismemberment insurance for all of our employees, including our named executive officers. In addition, we provide a 401(k) plan to our employees, including our named executive officers, as discussed in “—401(k) Plan.” We do not provide perquisites or personal benefits to our named executive officers.

401(k) Plan

We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our named executive officers are also eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Code. The plan provides that each participant may contribute 100% of his or her eligible compensation or the statutory limit, which was $19,000 for calendar year 2019. Participants that are 50 years or older can also make “catch-up” contributions, which in calendar year 2019 may be up to an additional $6,000 above the statutory limit. We may also elect to provide for discretionary profit sharing contributions, but we did not provide any such contributions in 2019. The 401(k) plan currently does not offer the ability to invest in our securities.

Except as described above, none of our named executive officers participate in or have account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us. Our board of directors may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Hedging and Pledging Policy

Under the terms of our insider trading policy, no employees, contractors, consultants and members of our board of directors (and their respective family members and any affiliated entities, such as venture capital funds) may engage in short sales or other hedging or monetization transactions involving our securities, such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments. In addition, such persons may not hold our securities in a margin account or pledge our securities as collateral for a loan.

Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding the outstanding stock option awards held by our named executive officers as of December 31, 2020.

			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares of Units of Stock that Have Not Vested ($)(1)
Jay M. Short Ph.D.	12/7/2020	(2)					569,230	19,359,512
	12/15/2020	(4)	—	30,998	18	12/14/2030
Scott Smith	12/7/2020	(3)					353,000	12,005,530
	12/15/2020	(4)	—	154,954	18	12/14/2030
Carolyn Anderson Short	12/7/2020	(2)(5)					138,461	4,709,059
	12/15/2020	(4)(5)	—	7,747	18	12/14/2030

(1)

The market values of the restricted stock units that have not vested are calculated by multiplying the number of shares underlying the restricted stock units shown in the table by $34.01, the closing market price of our shares of our common stock on December 31, 2020, the last trading day of 2020.

(2)

The restricted stock units vest over 3 years, with 50% of the restricted stock units vesting on October 29, 2021, with the remaining vesting in 24 equal monthly installments thereafter, subject to the named executive officer’s continued employment through the applicable vesting date.

(3)

The restricted stock units vest over four years, with 25% of the restricted stock units vesting on August 25, 2021, with the remainder vesting in 36 substantially equal monthly installments thereafter, subject to the named executive officer’s continued employment through the applicable vesting date.

(4)

The option vests over a period of four years, with 25% of the shares underlying the option vesting on December 15, 2021, and the remainder vesting in 36 substantially equal monthly installments thereafter, subject to named executive officer continued employment through the applicable vesting dates.

(5)	Pursuant to the Transition Agreement we entered into with Ms. Anderson Short, these awards will accelerate and vest in full on her Separation Date.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain the following equity compensation plans that provide for the issuance of shares of our common stock to our officers and other employees, directors and consultants, each of which has been approved by our stockholders: our 2020 Equity Incentive Plan (“2020 Plan”) and our Employee Stock Purchase Plan (“ESPP”).

The following table presents information as of December 31, 2020 with respect to compensation plans under which shares of our common stock may be issued.

	(a)		(b)		(c)
Plan Category	Number of securities to be issued upon exercise of outstanding securities		Weighted-average exercise price of outstanding securities ($)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders(1)	2,535,143	(2)	18.00	(3)	2,869,364	(4)
Equity compensation plans not approved by security holders	—		—		—

Total	2,535,143				2,869,364

(1)

Includes our 2020 Plan and our ESPP. For a description of these plans, refer to Note 6 to the historical financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(2)	Includes 615,106 stock options outstanding under the 2020 Plan and 1,920,037 RSUs outstanding under the 2020 Plan, each as of December 31, 2020.
(3)

The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and do not reflect the shares that will be issued upon the vesting of outstanding awards of restricted stock units, which have no exercise price.

(4)

Includes 2,494,535 shares available for issuance under the 2020 Plan and 464,829 shares available for issuance under the ESPP. In addition, the number of shares reserved for issuance under the 2020 Plan automatically increases on January 1 of each year through 2030 by a number of shares of common stock equal to 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by our board of directors. The number of shares reserved for issuance under the ESPP automatically increases on January 1 of each year through 2030 by the number of shares equal to the lesser of (i) 1.0% of the total number of common shares of our common stock outstanding on December 31 of the immediately preceding calendar year (calculated on a fully diluted basis), (ii) 929,658 shares of our common stock or (iii) such lesser number of shares as determined by our board of directors. Pursuant to these provisions, an additional 1,286,862 and 369,164 shares of common stock were added to the 2020 Plan and ESPP, respectively, effective January 1, 2021, which are not reflected in the table above.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal One: Election of Directors-Director Compensation,” respectively, since January 1, 2019, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control and other arrangements, which are described under “Executive Compensation.”

Series D preferred stock financing

In July 2020, we sold an aggregate of 140,626,711 shares of our Series D preferred stock at a purchase price of $0.51554931 per share for an aggregate amount of $72,500,003.82.

Purchasers of our Series D preferred stock include venture capital funds that beneficially own more than 5% of our outstanding capital stock and/or are represented on our board of directors. The following table summarizes the number of shares and the total purchase price paid by these entities:

Purchaser(1)	Shares of Series D preferred stock purchased	Aggregate purchase price($)
Himalaya Parent LLC(2)	32,009,307	—
Pfizer Ventures (US) LLC(3)	29,095,180	1,000,000
Soleus Private Equity Fund I, L.P.(4)	23,276,145	12,000,000
HBM Healthcare Investments (Cayman) Ltd.(5)	22,306,305	11,500,000
Entities affiliated with Baker Bros. Advisors LP	19,396,788	10,000,001
Entities affiliated with Cormorant Asset Management	19,396,788	10,000,001
Zone II Healthcare Holdings, LLC	19,396,787	10,000,000

(1)	For additional information regarding these stockholders and their equity holdings, see “Security Ownership of Certain Beneficial Owners and Management.”
(2)

Himalaya Parent LLC was issued 59,164,808 Series D preferred stock upon the conversion of BioAtla, LLC to BioAtla, Inc., and subsequently distributed 27,155,501 shares of Series D preferred stock to Pfizer Ventures (US) LLC, one of its members. The owners of Himalaya Parent LLC include Dr. Jay Short, Ms. Carolyn Anderson Short, Scott Smith, members of our board of directors, other employees of us and other equity holders, of BioAtla, LLC prior to the Corporate Reorganization. See “Corporate Reorganization” for more information. Dr. Jay Short, our Chairman and Chief Executive Officer, and Carolyn Anderson Short, our Chief of Intellectual Property and Strategy and Assistant Secretary, serve as managers of Himalaya Parent LLC.

(3)	Pfizer Ventures (US) LLC purchased 1,939,679 shares of Series D preferred stock and subsequently received a distribution of 27,155,501 shares of Series D preferred stock from Himalaya Parent LLC.
(4)

Mr. Guy Levy was designated to serve as a member of our board of directors by Soleus Private Equity Fund I, L.P. (“Soleus PE”). Mr. Levy is the Chief Executive Officer and Chief Investment Officer of Soleus Capital Management, L.P., the investment manager of Soleus PE, and, in such capacity, employed by a company that is an affiliate of Soleus PE.

(5)

Dr. Priyanka Belawat was designated to serve as a member of our board of directors by HBM Healthcare Investments (Cayman) Ltd. Dr. Belawat is an Investment Advisor of HBM Partners AG, and, in such capacity, employed by a corporation that is an affiliate of HBM Healthcare Investments (Cayman) Ltd.

In connection with our Series D preferred stock financing, we entered into an Investor Rights Agreement, which provides for certain registration rights.

Convertible Promissory Notes

From December 2015 to March 2020, BioAtla, LLC issued convertible promissory notes to certain investors for gross proceeds of $21.8 million, including to Dr. Jay Short and Carolyn Anderson Short, Pfizer Ventures (US) LLC and Biotech Investment Group II, LLC, a portfolio company of Bridgewest Business Group LLC (“Bridgewest”) along with Biotech Investment Group (“BIG”). Dr. Jay Short and Carolyn Anderson Short currently serve as our executive officers and Dr. Short currently serves as a member of our board of directors. Pfizer Ventures (US) LLC is a beneficial owner of more than 5% of our capital stock and, at the time of the transaction, BIG was a beneficial owner of more than 5% of our capital stock. In July 2020, upon our Corporate Reorganization and in connection with the closing of the Series D preferred stock financing, the convertible promissory notes were amended so that they automatically converted into a number of Class D Units of Himalaya Parent LLC equal to the quotient of (x) the outstanding principal balance of the convertible promissory note, together with all accrued and unpaid interest thereon, divided by (y) eighty-percent (80%) of the purchase price per share for each share of Series D preferred stock sold pursuant to the Series D preferred stock financing, except in the case of the convertible promissory note issued to Pfizer Ventures (US) LLC. The convertible promissory note issued to Pfizer Ventures (US) LLC was amended in March 2019 to provide the lender additional accrued interest upon conversion, and converted into a number of Class D Units of Himalaya Parent LLC equal to the quotient of (x) the outstanding principal balance of the convertible promissory note, together with all accrued and unpaid interest thereon, divided by (y) one hundred percent (100%) of the purchase price per share for each share of Series D preferred stock sold pursuant to the Series D preferred stock financing. In connection with the Series D preferred stock financing in July 2020, all principal and accrued interest under the convertible notes was converted into our Series D preferred stock, and we were not required to repay any principal or interest in cash.

BioDuro, LLC Contract Research Services Agreement

In March 2007, we entered into a master contract research services agreement with BioDuro, LLC, or BioDuro, a preclinical research organization that provides biopharmaceutical clients with drug discovery services. BioDuro was previously a wholly owned subsidiary of Bridgewest. Bridgewest’s Chief Executive Officer is Masood Tayebi, Ph.D., who is affiliated with BIG. Dr. Tayebi beneficially owned 50% of Bridgewest. In 2019, Bridgewest sold its ownership interest, such that we no longer consider BioDuro to be a related party as of January 1, 2020.

Under the agreement, BioDuro provides us with preclinical research labor and supplies in China in exchange for a quarterly fee. The fees we pay to BioDuro are based on the number of full-time equivalent contractors assigned under the agreement to perform services to us, and such fees include the cost of labor for the contractors and lab supplies needed to perform lab work on designated projects. The rates paid to BioDuro per full-time equivalent contractor and associated materials costs are fixed for the contract term and are re-negotiated every two years. As of December 1, 2020, we had 18 full-time equivalent independent contractors assigned under the BioDuro agreement. During the two-year period ended December 31, 2019, we incurred expenses of approximately $4.3 million in connection with services provided by BioDuro under the agreement.

Himalaya Therapeutics SEZC

On January 1, 2020, we entered into an Amended and Restated Exclusive Rights Agreement with Himalaya Therapeutics SEZC, a Cayman Islands exempted company. Under the terms of the agreement, Himalaya Therapeutics SEZC acquired the rights to 10 CAB-antibodies for the territory of China, Macao, Hong Kong and Taiwan, global rights to a CAB-HER2-bispecific-antibody and global co-development rights with us to an IL-22 non-CAB-antibody. Payments to us may include upfront payments, milestone payments and double digit royalties, but no payments have been made to date. Dr. Jay Short and Carolyn Anderson Short serve as directors of Himalaya Therapeutics SEZC, and Carolyn Anderson Short serves as an officer of such entity. Prior to July 10, 2020, Himalaya Therapeutics SEZC was a majority-owned subsidiary of BioAtla, LLC, after which BioAtla, LLC distributed to Himalaya Parent LLC all of its equity interests in Himalaya Therapeutics SEZC. See “Corporate Reorganization” for more information.

LLC Division

In March 2019, our predecessor, BioAtla, LLC was divided into three separate and distinct Delaware limited liability companies, which we refer to as the LLC Division. In connection with the LLC Division, our predecessor BioAtla, LLC was renamed to BioAtla Holdings, LLC and new legal entities Inversagen, LLC and BioAtla, LLC were formed. After the LLC Division, each LLC had substantially the same form of operating agreement and capital structure as our predecessor, with certain exceptions. In connection with the LLC Division, our predecessor’s holdings of F1 Oncology, Inc. common and preferred stock remained in BioAtla Holdings and certain rights related to the application of CAB technology in senescent cell therapy were transferred to us and simultaneously licensed to Inversagen. The remaining assets, liabilities and operations of our predecessor, including all existing employees and ownership of Himalaya Therapeutics SEZC and its wholly-owned subsidiary, Himalaya Therapeutics HK Limited, were transferred to us. Each of our predecessor’s members at the time of the LLC Division continued as a member in us, BioAtla Holdings and Inversagen and each entity has Dr. Short and Ms. Anderson Short as its LLC managers.

Inversagen, LLC

On March 15, 2019, we entered into an Exclusive License Agreement with Inversagen, LLC. Under the terms of the agreement, Inversagen acquired the rights to CAB-antibodies for the field of diseases associated with aging, outside of cancer, and a immuno-oncology antibody. Commencing on the first commercial sale of the CAB-antibodies and immuno-oncology antibody subject to the Exclusive License Agreement, Inversagen, LLC will pay us milestone payments and royalties. On July 7, 2020, we and Inversagen, LLC entered into the First Amendment to Exclusive License Agreement, which grants us an option for a period of 10 years to acquire the immuno-oncology antibody in return for royalty payments in the low-single digits during the applicable royalty term. No payments have been made to date. Dr. Jay Short and Carolyn Anderson Short serve as managers of Inversagen, LLC.

BioAtla Holdings, LLC

Effective January 1, 2020, we entered into an Exclusive License Agreement with BioAtla Holdings, LLC. Under the terms of the agreement, BioAtla Holdings, LLC acquired the rights to CAB antibodies for certain targets in the field of Adoptive Cell Therapy (CAR-T format). On July 7, 2020, we and BioAtla Holdings entered into the First Amendment to Exclusive License Agreement, which grants us an option for a period of 10 years to acquire the ACT Preparations and ACT Treatments in return for royalty payments in the low-single digits during the applicable royalty term. No payments have been made to date. Dr. Jay Short and Carolyn Anderson Short serve as managers of BioAtla Holdings, LLC.

Corporate Reorganization

On July 10, 2020, we completed a corporate reorganization in which we, Himalaya Parent LLC, our wholly owned subsidiary, and BioAtla MergerSub LLC, our wholly owned indirect subsidiary, entered into an Agreement and Plan of Merger, or the Merger Agreement, pursuant to which BioAtla, LLC was merged into and with BioAtla MergerSub LLC, with BioAtla, LLC surviving, and the equity holders of BioAtla, LLC immediately prior to the effective time of the Merger Agreement received membership interests, on a one-for-one basis, of Himalaya Parent LLC as consideration. We refer to such transactions as the “Corporate Reorganization.” As part of the Corporate Reorganization, all of the holders of our outstanding convertible notes, representing $21.8 million principal amount in the aggregate plus related accrued interest, exchanged their convertible notes for membership interests in Himalaya Parent LLC. In addition, on July 10, 2020, BioAtla, LLC distributed to Himalaya Parent LLC all of its equity interests in Himalaya Therapeutics SEZC, a majority-owned subsidiary that is engaged in the development of a set of antibodies in the field of oncology primarily in Greater China.

In connection with the Series D preferred stock financing, which initially closed on July 13, 2020, we converted from a limited liability company into a Delaware corporation pursuant to a statutory conversion and changed our name from BioAtla, LLC to BioAtla, Inc. In connection with the Corporate Reorganization, all of the then-outstanding units of BioAtla, LLC were converted into shares of our common stock and our then-outstanding warrants to purchase units of BioAtla, LLC were converted into warrants to purchase shares of common stock of BioAtla, Inc.

Following the Corporate Reorganization, BioAtla, Inc. continued to hold all operations, employees, property and assets of BioAtla, LLC (excluding Himalaya Therapeutics SEZC) and assumed all of the obligations of BioAtla, LLC (exclusive of the profits interest liability related to awards granted under BioAtla, LLC’s profits interest plan), as of July 13, 2020. Upon completion of the Corporate Reorganization, certain members of the advisory board of BioAtla, LLC became members of the board of directors of BioAtla, Inc. and officers of BioAtla, LLC became the officers of BioAtla, Inc.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Policies and Procedures for Transactions with Related Persons

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions”. For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related person is any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our board of directors) for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, our audit committee or another independent body of our board of directors takes into account the relevant available facts and circumstances including:

•	the risks, costs and benefits to us;

•	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•	the terms of the transaction;

•	the availability of other sources for comparable services or products; and

•	the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the copies of such forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2020.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

Our audit committee has reviewed and discussed with our management and Ernst & Young LLP our audited consolidated financial statements for the fiscal year ended December 31, 2020. Our audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

Submitted by the Audit Committee

Mary Ann Gray, Ph.D., Chair

Priyanka Belawat, Ph.D.

Guy Levy

ADDITIONAL INFORMATION

We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2020, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

BioAtla, Inc.

11085 Torreyana Road

San Diego, California 92121

Attn: Investor Relations

Our annual report on Form 10-K for the fiscal year ended December 31, 2020 is also available at www.bioatla.com/investors under “SEC Filings” in the “Financial info” section of our website.

OTHER MATTERS

Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors,

/s/ Jay M. Short, Ph.D.
Jay M. Short, Ph.D.

Co-founder, Chief Executive Officer and Chairman of the Board of Directors

San Diego, California

April 30, 2021

P.O. BOX 8016, CARY, NC 27512-9903
YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
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BioAtla, Inc.
Annual Meeting of Stockholders
For Stockholders as of record on April 23, 2021
TIME: Tuesday, June 15, 2021 10:00 AM, Pacific Time
PLACE: Annual Meeting to be held live via the Internet. Please visit
www.proxydocs.com/BCAB for more detals.
This proxy is being solicited on behalf of the Board of Directors
The undersigned hereby appoints Jay M. Short, Ph.D. and Richard A. Waldron, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of BioAtla, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.
You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

BioAtla, Inc.
Annual Meeting of Stockholders
Please make your marks like this: X Use dark black pencil or pen only
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1 AND 2
PROPOSAL YOUR VOTE
BOARD OF DIRECTORS RECOMMENDS
1. Election of Class I Directors
1.01 Sylvia McBrinn
1.02 Guy Levy
FOR WITHHOLD
2. Ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of BioAtla, Inc. for the fiscal year ending December 31, 2021.
NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
FOR AGAINST ABSTAIN
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